NORTHERN FUNDS World Selection Index Fund (formerly known as the Global Sustainability Index Fund)

Summary Prospectus | July 31, 2024, As Amended February 3, 2025	Class K—NSRKX, Class I—NSRIX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2024, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results approximating the overall performance of the securities included in the MSCI World Selection Index (the “Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Class K or Class I shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class K	Class I

Management Fees	0.18%	0.18%

Other Expenses	0.06%	0.11%

Transfer Agent Fees	0.04%	0.04%

Service Fees	None	0.05%

Other Operating Expenses	0.02%	0.02%

Acquired Fund Fees & Expenses(1)	0.01%	0.01%

Total Annual Fund Operating Expenses(1)	0.25%	0.30%

Expense Reimbursement(2)	0.00%	0.00%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.25%	0.30%

(1)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)

Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of each of the Class K and Class I shares of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of each Class (excluding (i) acquired fund fees and expenses; (ii) service fees; (iii) the compensation paid to each Independent Trustee of the Trust; (iv) expenses of third party consultants engaged by the Board of Trustees; (v) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (vi) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vii) extraordinary expenses and interest) do not exceed 0.24%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2025 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Class K shares and Class I shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class K shares or Class I shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year, if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K	$26	$80	$141	$318
Class I	$31	$97	$169	$381

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) representing such securities.

The Index is a free float-adjusted market capitalization weighted index designed to represent the performance of companies selected from the MSCI World Index based on Environmental, Social and Governance (ESG) criteria, as determined by the index provider. The Index is a member of the MSCI ESG Leaders Index series and is constructed by aggregating the following regional indexes: MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The Index’s parent index is the MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries, as determined by the index

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provider. As of May 31, 2024, the Index was comprised of 693 constituents with market capitalizations ranging from $1.6 billion to $2.9 trillion.

Constituent selection for the Index is based on data from MSCI ESG Research. It is rebalanced quarterly. The Fund generally rebalances its portfolio in accordance with the Index.

The MSCI ESG Leaders Indexes target sector and region weights consistent with those of their respective parent indexes to limit the systematic risk introduced by the ESG selection process. The methodology aims to include securities of companies with the highest ESG ratings representing 50% of the market capitalization in each sector and region of the respective parent index. Companies that are not existing constituents of the MSCI ESG Leaders Indexes must have an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 3 or above to be eligible for inclusion in the Index. Current constituents of the MSCI ESG Leaders Indexes must have an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 1 or above to remain eligible for inclusion in the Index. In addition, companies showing involvement in alcohol, gambling, tobacco, nuclear power, civilian firearms, fossil fuels extraction, thermal coal power and weapons are excluded from the MSCI ESG Leaders Indexes. The selection universe for the MSCI ESG Leaders Indexes is the constituents of the MSCI Global Investable Market Indexes

NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. NTI will buy and sell securities in response to changes in the Index and in response to subscriptions and redemptions.

The Fund generally invests in substantially all of the securities in the Index in approximately the same proportions as the Index (i.e., replication). In certain circumstances, however, the Fund may not hold every security in the Index or in the same proportion as the Index, such as to improve tax efficiency or when it may not be practicable to fully implement a replication strategy. Rather, it will use an optimization strategy to seek to construct a portfolio that minimizes tracking error versus the Index while managing transaction costs and realized capital gains and losses.

The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A “non-diversified” fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought if the Fund becomes non-diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

In seeking to track the performance of the Index, from time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors, countries or geographic regions. As of March 31, 2024, the Fund had a focused investment in the information technology sector.

NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.

The Index is created and sponsored by Morgan Stanley Capital International, Inc. (“MSCI”), as the index provider. MSCI determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. MSCI does not endorse any of the securities in the Index. It is not a sponsor of the World Selection Index Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

ESG INVESTING RISK is the risk that the ESG investment methodology of the Index may restrict the investments available to the Fund. This may affect the Fund’s exposure to certain companies or industries and cause the Fund to forego certain investment opportunities. This could cause the Fund to underperform or perform differently than the broader equity market or other funds that do or do not track an ESG index or use ESG factors, scores, or screens in their securities selection process, or use a different ESG methodology. Information used by MSCI to evaluate ESG factors may not be readily available, complete or accurate, which could negatively impact MSCI’s ability to apply its ESG standards when compiling the Index, which could negatively impact the Fund’s performance. Although the Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that every security in the Index or Fund will have ESG characteristics or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. Currently, there is a lack of common industry

WORLD SELECTION INDEX FUND	2	SUMMARY PROSPECTUS

standards relating to the development and application of ESG criteria, and MSCI’s assessment of a company, based on the company’s level of involvement in a particular industry or the company’s ESG Rating and ESG Controversies Score, may differ from that of other funds, other index providers, the investment adviser or an investor. As a result, the companies deemed eligible for inclusion in the Index may not reflect the beliefs and values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them. ESG standards differ by region and industry, and a company’s ESG practices or MSCI’s or data providers’ assessment of a company’s ESG practices may change over time.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

DEPOSITARY RECEIPTS RISK Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.

TRACKING RISK is the risk that the Fund’s performance may vary from the performance of the index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to required levels in order to track its Index or cause delays in the Index’s rebalancing schedule. During any such delay, it is possible that the Index, and, in turn, the Fund will deviate from the Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

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INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of mid-sized companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

INDEX RISK is the risk that that the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming, because unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Additionally, the Fund rebalances its portfolio in accordance with the Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

NON-DIVERSIFICATION RISK Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is “diversified” for purposes of the 1940 Act. However, in seeking to track its Index, the Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a greater portion of its assets in the obligations or securities of a small portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government

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agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing: (A) changes in the performance of the Fund from year to year and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order.

The returns shown for periods ended prior to July 30, 2020 are those of the Shares Class shares of the Fund at net asset value. Effective July 30, 2020, Shares Class shares of the Fund were converted into new Class K shares and Class I shares of the Fund. Class K and Class I shares’ returns of the Fund will be different from the returns of the Shares Class shares’ returns of the Fund as they have different expenses.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN (CLASS K SHARES)*

* Year to date total return for the six months ended June 30, 2024 was 12.97%. For the period shown in the bar chart above, the highest quarterly return was 18.63% in the second quarter of 2020, and the lowest quarterly return was (19.60)% in the first quarter of 2020.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2023)

	1-Year	5-Years	10-Years
Class K Shares(1)
Returns before taxes	25.44%	13.32%	8.84%
Returns after taxes on distributions	24.97%	12.63%	8.06%
Returns after taxes on distributions and sale of Fund shares	15.40%	10.61%	7.01%
Class I Shares(1)	25.41%	13.29%	8.82%
MSCI® World Index (reflects no deduction for fees, expenses, or taxes)(2)	23.79%	12.80%	8.60%
MSCI World Selection Index (reflects no deduction for fees, expenses, or taxes)(3)	25.40%	13.19%	8.72%

(1)

The inception date of Class K and Class I shares of the Fund is July 30, 2020. Performance shown prior to the inception date is that of the Fund’s Shares Class shares, which are no longer offered by the Fund, at net asset value (“NAV”). Performance reflects any applicable fee waivers and/or expense reimbursements.

(2)	Effective July 31, 2024, the Fund changed its broad-based securities market index from the MSCI World ESG Leaders Index to the MSCI® World Index in connection with new regulatory requirements.

(3)	Effective February 3, 2025, the MSCI World ESG Leaders Index changed its name to the MSCI World Selection Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class K shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the World Selection Index Fund. Steven J. Santiccioli, Vice President of NTI, Brendan Sullivan, CFA, Vice President of NTI, and Volter Bagriy, CFA, CAIA, Vice President of NTI, have been managers of the Fund since July 2019, September 2024, and September 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Class I shares of the Fund only through an authorized intermediary. There is no minimum initial or subsequent investment amounts for Class I shares imposed by the Fund.

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You may purchase Class K shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 for Class K shares (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Class K shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

If you purchase, sell (redeem) or exchange Class K or Class I shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

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By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

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By Systematic Withdrawal – If you own Class K shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in the same share class of one or more other funds of the Trust that offers that share class. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange Class K shares of the Fund for the Class K shares or Shares Class shares of another fund in the Trust. Class K shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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